LIQUIDITY (Details Narrative) - USD ($) $ in Thousands	1 Months Ended	3 Months Ended	6 Months Ended
	Jun. 24, 2022	Jun. 30, 2021	Sep. 30, 2022	Jul. 31, 2022
Liquidity
Cash and cash equivalents			$ 15,000
Total current liabilities			1,400
Warrant liability			8
Net (loss) income			2,700
Cash used in operating activities			4,700
Cash on hand				$ 15,100
Issuance and sales			200,000,000
Maximum aggregate offering price			$ 50,000,000
Cash fund, description			The Sales Agreement permits the Company to sell in an at the market offering up to $50,000,000 of ordinary shares from time to time, the amount of which is included in the $200,000,000 of securities that may be offered, issued and sold by the Company under the base prospectus. The sales under the prospectus will be deemed to be made pursuant to an “at the market” offering as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933 (the Securities Act). Upon termination of the Sales Agreement, any portion of the $50,000,000 included in the Sales Agreement prospectus that is not sold pursuant to the Sales Agreement will be available for sale in other offerings pursuant to the base prospectus. See Note 14, “Capital Stock” and Note 22, “Events After the Balance Sheet Date” for a further discussion.
Number of stock sold	1,150,000	90,888
Gross proceeds from stock sold	$ 26,500	$ 2,600
Net proceeds from stock sold		$ 2,500
Offering and through that process, description			the Company completed a firm commitment underwritten public offering of 1,150,000 ordinary shares at a public offering price of $23.00 per share for gross proceeds of approximately $26.5 million and was settled June 28, 2021. The Company incurred aggregate offering expenses for the public offering of approximately $1.8 million, including approximately $1.6 million of management, underwriting and selling expenses.